SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):

                        December 17, 1997

                    HEARTLAND BANCSHARES, INC.
      (Exact Name of Registrant as Specified in its Charter)

                             INDIANA
          (State or Other Jurisdiction of Incorporation)

          333-32245                          35-2017085
     (Commission File No.)                      (I.R.S. Employer
                                              Identification No.)

           420 North Morton Street, Franklin, Indiana
             (Address of Principal Executive Officer)

                              46131
                            (Zip Code)

                          (317) 738-3915
       (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS.

     On December 17. 1997, Heartland Community Bank, a wholly owned subsidiary of Heartland Bancshares, Inc., commenced full service banking at its main office facility in Franklin, Indiana. The event is described more fully in the press release attached hereto as Exhibit 99 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.
                    Exhibit No.         Description

                         99             Press release issued December
                                        17. 1997.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 6, 1998

HEARTLAND BANCSHARES, INC.


By   /s/ Jeffery D. Joyce
     Chief Financial Officer

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